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                                                                   EXHIBIT 10.18

THE SECURITY REPRESENTED BY THIS CERTIFICATE WAS ORIGINALLY ISSUED ON FEBRUARY 11, 1998, AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").
              ---

                     CONVERTIBLE PROMISSORY NOTE DUE 1998


$12,500,000                                                    February 11, 1998


          FOR VALUE RECEIVED, Pinnacle Holdings Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ABRY BROADCAST PARTNERS
      --------
II, L.P., a Delaware limited partnership, or its assigns (in any event, the "Holder"), on December 31, 1998 (the "Maturity Date"), the principal amount of
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TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000), to the extent not paid on or prior to the Maturity Date (such unpaid principal amount at any time being the "Principal Amount"), together with interest thereon calculated from
           ----------------
the date hereof in accordance with the provisions of this Note (the unpaid amount of any such accrued interest at any time being the "Interest Amount" and
                                                           ---------------
the sum of the Principal Amount and the Interest Amount at any time being the "Total Amount").
-------------

          This Note was initially issued in consideration for a loan made by ABRY Broadcast Partners II, L.P. to the Borrower on February 11, 1998 in the amount of $12,500,000 (the "Loan").
                            ----

          Certain capitalized terms which are used and not otherwise defined in this Note are defined in Section 8 below.

          1.   INTEREST.
               --------

          (A)  RATE AND ACCRUAL.  Interest will accrue, on a daily basis, on the
               ----------------
     Principal Amount from time to time at the rate of 11% per annum. Interest will be computed on the basis of a 365 or 366 day year, as applicable, and the actual number of days elapsed.

          (B)  PAYMENT.  All unpaid accrued interest shall be due and payable on
               -------
     the earlier to occur of an Event of Default or the Maturity Date, and in addition shall be due and payable upon any prepayment of the Loan. Accrued interest may be prepaid at any time and from time to time, at the Borrower's option, without premium or penalty.

          2.   PAYMENT OF THE PRINCIPAL AMOUNT.  The Borrower will repay the
               -------------------------------
entire Principal Amount to the holder of this Note on the earlier to occur of an Event of Default or the Maturity Date. The Borrower may, at its option, prepay at any time and from time to time all or any part of the Principal Amount, without premium or penalty. Any prepayment of all or any portion of the
Principal Amount will be accompanied by a payment of all unpaid accrued interest on the entire Principal Amount.
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          3.   APPLICATION AND METHOD OF PAYMENTS. Any amount paid to the Holder
               ----------------------------------
by the Borrower in respect of this Note will be applied first, to reduce the Interest Amount, and second, to reduce the Principal Amount. All payments in respect of this Note will be made by wire transfer of immediately available funds to an account designated by the Holder, and any payment so received after 1:00 p.m. Boston, Massachusetts time, on any day will be deemed to have been received on the following Business Day. Any amount which (but for the application of this sentence) would become payable in respect of this Note on a day which is not a Business Day will instead become due and payable on the next succeeding Business Day, and interest accruing on the Principal Amount will reflect any such extension.

          4.   TRANSFER AND EXCHANGE.  Upon surrender of this Note to the
               ---------------------
Borrower at its office described in the Subscription Agreement for exchange, the Borrower at its expense will execute and deliver in exchange therefor a new Note or Notes, as requested by the surrendering Holder, which represent the aggregate the unpaid Principal Amount of the surrendered Note, registered as such Holder may request, dated so that there will be no loss of interest on such surrendered Note and otherwise of like tenor. The issuance of new Notes will be made without charge to the holder(s) of the surrendered Note for any issuance tax in respect thereof or other cost incurred by the Borrower in connection with such issuance.

          5.   REPLACEMENT.  Upon receipt of evidence reasonably satisfactory to
               -----------
the Borrower of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction of this Note, upon delivery of an unsecured indemnity agreement in such reasonable amount as the Borrower may determine or, in the case of any such mutilation, upon the surrender of this Note to the Borrower at its office described in the Subscription Agreement for cancellation, the Borrower at its expense will execute and deliver, in lieu thereof, a new Note of the same class and of like tenor, dated so that there will be no loss of interest on such lost, stolen, destroyed or mutilated Note.

          6.   CONVERSION OF NOTE.
               ------------------

          (A)  CONVERSION ON FIRST ANNIVERSARY.  If all or any portion of the
               -------------------------------
     Principal Amount or the Interest Amount is not paid in full on or prior to the Maturity Date, then on the first anniversary of the Date of Issuance of this Note the Total Amount of this Note will automatically convert into fully paid and nonassessable shares (calculated to the nearest 1/1000th of a share) of the Borrower's Class E Common Stock, par value $0.001 per share ("Class E Common"). The number of shares of Class E Common issuable upon
       --------------
     any such conversion shall be equal to the Total Amount as of the close of business on the Maturity Date divided by $100.00.

          (B)  PROCEDURE FOR CONVERSION. If all or any portion of the Principal
               ------------------------
     Amount or the Interest Amount is not paid in full on or prior to the Maturity Date, then promptly thereafter the Holder will surrender this Note to the Borrower at the office of the Borrower described in the Subscription Agreement. This Note will be deemed to have been converted into Class E Common as of the close of business on the Maturity Date, and the Holder will be treated for all purposes as the record holder(s) of such Class E Common at such time. As promptly as practicable on or after the surrender of this Note, and in any event within 5 Business Days, the Borrower will issue and deliver to the

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     surrendering Holder a certificate or certificates representing the Class E
     Common issuable upon such conversion, in each case registered in the name of the Holder, and the Borrower will cancel this Note.

          (C)  TAXES ON CONVERSION. The Borrower will pay any and all taxes that
               -------------------
     may be payable in respect of the issue or delivery of shares of Class E Common on conversion of this Note. The Borrower will not, however, be required to pay any income taxes of the Holder, and no such issue or delivery will be made unless and until the Person requesting such issue has paid to the Borrower the amount of any such tax or has established to the satisfaction of the Borrower that such tax has been paid.

          (D)  APPLICATION OF RELATED AGREEMENT. It is the express intent of the
               --------------------------------
     Borrower and the Holder that all Class E Common issued upon the conversion of this Note shall be treated as if the Holder had acquired such Class E Common pursuant to Section 1.3(b) of the Subscription Agreement for all purposes, with the effect that the holder thereof will have all rights, and be subject to all obligations, of ABRY Broadcast Partners II, L.P. pursuant to the Subscription Agreement with respect to such Class E Common.

          7.   COVENANTS.  So long as all or any portion of the Principal Amount
               ---------
or the Interest Amount, except to the extent that the holder of this Note otherwise consents in writing:

          (A)  DISTRIBUTIONS.  The Borrower will not, directly or indirectly
               -------------
     declare or pay any dividends or make any distributions upon, or directly or indirectly redeem, purchase or otherwise acquire or permit any Subsidiary to redeem, purchase or otherwise acquire, any of its capital stock or other equity securities (including warrants, options and other rights to acquire capital stock or other equity securities), except for (1) dividends payable in shares of common stock issued upon the outstanding shares of common stock, and (2) repurchases of Class C Common or Class D Common (as those terms are defined in the Subscription Agreement) from employees of the Borrower and its Subsidiaries upon termination of employment pursuant to arrangements approved by the Borrower's board of directors so long as no Event of Default is in existence immediately prior to and immediately after any such repurchase.

          (B)  USE OF PROCEEDS.  The Borrower will not use any proceeds from the
               ---------------
     Loan, or permit any of its respective Subsidiaries to use any of such proceeds, directly or indirectly, for the purposes of purchasing or carrying any "margin securities" within the meaning of Regulation G or T promulgated by the Board of Governors of the Federal Reserve Board or for the purpose of arranging for the extension of credit secured, directly or indirectly, in whole or in part by collateral that includes any "margin securities".

          (C)  RESERVATION OF STOCK.  From and after the same have been created
               --------------------
     and/or authorized, the Borrower will reserve and keep available at all times from its authorized and unissued shares of capital stock, free from preemptive rights, solely for issuance upon the conversion of this Note, a sufficient number of shares of Class E Common to permit conversion in full of this Note, and will take all actions which may be required so that

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

     such shares may, when issued upon any such conversion, be validly issued, fully paid and nonassessable.

          8.   DEFINED TERMS.  As used in this Note, the following capitalized
               -------------
terms have the following respective meanings:

          "BANKRUPTCY CODE" means The United States Bankruptcy Code of 1978, as
           ---------------
     amended from time to time, or any successor federal statute.

          "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which
           ------------
     banks generally are open in both Boston, Massachusetts, and Phoenix, Arizona, for the conduct of substantially all of their activities.

          "DATE OF ISSUANCE" means February 11, 1998.
           ----------------

          "EVENT OF DEFAULT" shall be deemed to have occurred if:
           ----------------

          (a) the Borrower or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its or his property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code,
     (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any action for the purpose of effecting any of the foregoing, or

          (b) a proceeding or case shall be commenced against the Borrower or any of its Subsidiaries (other than by the Holder, in such Person's capacity as the Holder), without its application or consent, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts,
     (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of all or any substantial part of its assets, or (iii) similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and in each case such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against such Person shall be entered in an involuntary case under the Bankruptcy Code.

          "PERSON" means an individual, a partnership, a corporation, an
           ------
     association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorpo rated organization and a governmental entity or any department, agency or political subdivision thereof.

          "SUBSCRIPTION AGREEMENT" means the Second Amended and Restated
           ----------------------
     Subscription and Stockholders Agreement dated as of May 16, 1996 by and among the Borrower, Pinnacle Towers Inc., ABRY Broadcast Partners II, L.P., Robert J. Wolsey,

     James M. Dell'Apa, Michael D. Craig and the Gardere & Wynne Savings and Retirement Plan Trust for the Benefit of Michael D. Craig, as amended and as in effect from time to time.

          "SUBSIDIARY" has the meaning set forth in the Subscription Agreement.
           ----------

          9.   AMENDMENT AND WAIVER.  The provisions of this Note may be
               --------------------
modified, amended or waived, and the Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only with the prior written consent of the Holder.

          10.  REMEDIES.  The Holder will have all rights and remedies set forth
               --------
in this Note and all rights and remedies which the Holder has under any law. Any Person having any rights under any provision of this Note will be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any such provision and to exercise all other rights granted by law. All such rights and remedies will be cumulative and non exclusive, and may be exercised singularly or concurrently. One or more successive actions may be brought against the Borrower, either in the same action or in separate actions, as often as the Holder(s) deem advisable, until the Total Amount of this Note has been paid in full.

          11.  SUCCESSORS AND ASSIGNS.  All covenants and agreements contained
               ----------------------
in this Note by or on behalf of the Borrower or the Holder will bind and inure to the benefit of their respective successors and assigns whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Note which are for the benefit of the Holder are also for the benefit of, and enforceable by, any subsequent Holder.

          12.  SEVERABILITY.  Whenever possible, each provision of this Note
               ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is held to be prohibited by or invalid under applicable law, then such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Note.

          13.  DESCRIPTIVE HEADINGS; INTERPRETATION.  The descriptive headings
               ------------------------------------
of this Note are inserted for convenience only and do not constitute a substantive part of this Note. The use of the word "including" in this Note is by way of example rather than by limitation.

          14.  JURISDICTION AND VENUE.  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST
               ----------------------
THE BORROWER WITH RESPECT TO THIS NOTE OR ANY OTHER AGREEMENT CONTEMPLATED HEREBY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN BOSTON, MASSACHUSETTS, AND BY EXECUTION AND DELIVERY OF THIS NOTE THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE BORROWER HEREBY WAIVES ANY

CLAIM THAT BOSTON, MASSACHUSETTS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. THE BORROWER DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, INC. (AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY THE BORROWER WITH THE CONSENT OF THE HOLDER) TO RECEIVE ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE BORROWER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED WILL BE MAILED BY REGISTERED MAIL TO THE BORROWER AT ITS ADDRESS PROVIDED IN THE SUBSCRIPTION AGREEMENT, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY WILL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. TO THE EXTENT PERMITTED BY LAW, IF ANY AGENT APPOINTED BY THE BORROWER REFUSES TO ACCEPT SERVICE, THE BORROWER AGREES THAT SERVICE UPON IT IN ANY MANNER IN WHICH NOTICES MAY BE GIVEN TO THE BORROWER AS PROVIDED IN THE SUBSCRIPTION AGREEMENT SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE HOLDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. TO THE EXTENT PROVIDED BY LAW, SHOULD THE BORROWER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, THE BORROWER WILL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE COURT AGAINST THE BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE CHOICE OF FORUM FOR THE BORROWER SET FORTH IN THIS
SECTION 14 WILL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY THE HOLDER OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING BY THE HOLDER OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND THE BORROWER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

          15.  WAIVER OF RIGHT TO JURY TRIAL.  THE HOLDER AND THE BORROWER
               -----------------------------
HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY in any litigation in any court with respect to, in connection with, or arising out of this Note or any other agreement contemplated hereby or the validity, protection, interpretation, collection or enforcement thereof; AND THE BORROWER HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO INTERPOSE ANY SETOFF OR COUNTERCLAIM OR CROSS-CLAIM in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or cross-claim except to the extent that the failure so to assert any such setoff, counterclaim or cross-claim would permanently preclude the prosecution of or recovery upon same. Notwithstanding anything contained in this Note to the contrary, no claim may be made by the Borrower against the Holder for any lost profits or any special, indirect or consequential damages in respect of any breach or wrongful conduct (other than willful misconduct constituting actual fraud) in connection with, arising out of or in any way related to the transactions contemplated by or consummated in connection with the Loan or the issuance of this Note or any act, omission or event occurring in connection therewith; and the

Borrower hereby waives, release and agree not to sue upon any such claim for any such damages. THE BORROWER AND THE HOLDER AGREE THAT THIS SECTION 15 IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND ACKNOWLEDGE THAT ABRY BROADCAST PARTNERS II, L.P. WOULD NOT HAVE MADE THE LOAN IN RESPECT OF WHICH THIS NOTE WAS INITIALLY ISSUED IF THIS SECTION 15 WERE NOT PART OF THIS NOTE.

          16.  TIME OF ESSENCE.  Time is of the essence for the performance by
               ---------------
the Borrower of the obligations set forth in this Note.

          17.  CANCELLATION.  After the entire Total Amount of this Note has
               ------------
been paid in full, this Note will be surrendered to the Borrower for cancellation and will not be reissued; provided that such cancellation will not adversely affect any provisions of this Note which by its terms may apply after such payment in full.

          18.  GOVERNING LAW.  THIS NOTE WILL BE GOVERNED BY AND CONSTRUED IN
               -------------
ACCORDANCE WITH THE DOMESTIC LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS.

          19.  TRANSFER.  The owner of this Note is the Holder, with respect to
               --------
principal and interest. Transfer of this Note may be effected by the Holder, only by surrender of this Note to the Borrower and either reissuance by the Borrower of this Note to a new holder or holders or the issuance of a new Note to the new holder or holders. It is intended that interest paid on this Note qualify for the exemption from U.S. withholding tax as a portfolio debt instrument under Section 871(h) and 881(c) of the Internal Revenue Code.

               *         *          *         *

          The Borrower has executed and delivered this Note as of the date first above written.

                              PINNACLE HOLDINGS INC.


                              By: ______________________________
                                  Name:
                                  Title: